Nationwide Life Insurance Company • Nationwide Variable Account-4

Prospectus supplement dated September 25, 2010 to
America's marketFLEX Annuity, America's marketFLEX II Annuity, and America's marketFLEX Advisor Annuity prospectus dated May 1, 2010

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

On or about October 18, 2010, or as soon thereafter as reasonably practicable, the Nationwide Variable Account Trust ("NVIT") – NVIT Nationwide Fund: Class III will add Diamond Hill Capital Management, Inc. as an additional sub-adviser.  After the change is effective, the sub-advisers for NVIT – NVIT Nationwide Fund: Class III will be Aberdeen Asset Management, Inc. and Diamond Hill Capital Management, Inc.